Exhibit 10.5.3
SECOND MODIFICATION AGREEMENT

DATE:	December 1, 2006

PARTIES:

Borrower:	GLOBAL WATER RESOURCES, LLC. a Delaware limited liability company, GLOBAL WATER MANAGEMENT, LLC, a Delaware limited liability company, and GLOBAL WATER, INC. (f/k/a GLOBAL WATER RESOURCES, INC.), a Delaware corporation

Borrower	21410 N. 19th Avenue, Suite 201
Address:	Phoenix, AZ 85027 Attn: Trevor Hill

Bank:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

Bank	100 W. Washington Street
Address:	MAC S4101-251
Phoenix, AZ 85003
Attn: Keri Tignini, Vice President
RECITALS:
          A. Bank has extended to Borrower a revolving line of credit (the “Line of Credit”) in the maximum principal amount of Fifty-Six Million and No/100 Dollars ($56,000,000.00), pursuant to that certain Amended and Restated Credit Agreement, dated December 9, 2005, as modified by that certain First Modification Agreement, dated July 1, 2006 (collectively, the “Credit Agreement”), and evidenced by that certain Second Amended and Restated Revolving Line of Credit Note in the maximum principal amount of FIFTY-SIX MILLION AND NO/100 Dollars ($56,000,000.00) (the “Note”). Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement.
          B. The Line of Credit is secured by, among other things, the collateral as more particularly referenced in Section 1.3 of the Credit Agreement.
          C. A portion of the collateral and security pledged and assigned to secure the Line of Credit pursuant to the Loan Documents constitutes certain payment rights of Borrower to the net operating revenues of (i) Global Water-Palo Verde Utility Company, an Arizona corporation (expected to be approved by the Arizona Corporation Commission as successor in interest to Palo Verde Utilities Company, LLC, an Arizona limited liability company, with such corporation and such limited liability company referred to herein together as “Palo Verde”) and (ii) Global Water-Santa Cruz Water Company, an Arizona corporation (expected to be approved by the Arizona Corporation Commission as successor in interest to Santa Cruz Water Company, LLC. an Arizona limited liability company, with such corporation and such limited liability company referred to herein together as “Santa Cruz”).
          D. Borrower has requested the assistance of The Industrial Development Authority of the County of Pima (“Issuer”) through the issuance of its Water and Wastewater Revenue Bonds (Global Water Resources, LLC Projects) Series 2006 (“Bonds”) initially in an aggregate principal amount of $36,495,000 pursuant to the terms of a Trust Indenture, dated as of December 1, 2006 (as amended, “Trust Indenture”) between the Issuer and U.S. Bank National Association, a national banking association, as trustee (in a corporate trust capacity, together with its successors, for the benefit of the holders of the Bonds, the “Trustee”) who serves in such capacity for the benefit of the holders from time to time of the Bonds.
          E. Issuer has agreed to loan the proceeds from the sale of the Bonds (“Trust Indenture Loan”) to Borrower for certain prior and anticipated capital expenditures pursuant to the terms of a Loan Agreement, dated as of December 1, 2006 (as amended, “Trust Indenture Loan Agreement”) among the Issuer, the Trustee and the Borrower.
          F. It is proposed that the payment and performance by Borrower of its obligations under the Trust Indenture Loan Agreement will be secured by a pledge of the collateral described in the Security Agreement, dated as of December 1, 2006 (“Bond Security Agreement” which together with the Trust Indenture, the Trust Indenture Loan Agreement and the other documents relating from time to time to the Bonds as the same may be amended from time to time, the “Bond Documents”) between the Borrower and the Trustee consisting of Borrower’s exclusive right to receive the Palo Verde Receipts (as defined in the Trust Indenture Loan Agreement) and the Santa Cruz Receipts (as defined in the Trust Indenture Loan Agreement) which payment rights to such collateral receipts are subject to the Loan Documents.
          G. Borrower has requested Bank’s consent to the pledge of the collateral and security granted in the Bond Security Agreement which comprises a portion of the “trust estate” granted to secure the Bonds pursuant to the Trust Indenture and has further requested that Bank modify the Line of Credit and the Loan Documents as provided herein to, inter alia, add certain additional negative covenants and events of default consistent with the terms of that certain Intercreditor Agreement, dated December 1, 2006 (the “Intercreditor Agreement”), between Bank, Trustee and Borrower.
          H. Bank has agreed to consent to such pledge of Borrower’s exclusive right to receive the Palo Verde Receipts and the Santa Cruz Receipts subject to the execution and delivery and continuing effectiveness of the Intercreditor Agreement and this Agreement.
AGREEMENT:
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1. ACCURACY OF RECITALS.
     Borrower acknowledges the accuracy of the Recitals.
2. MODIFICATION OF LOAN DOCUMENTS.
          2.1 The Loan Documents are modified as follows:
               2.1.1 The following Sections are hereby added to Article V of the Credit Agreement as follows:
          SECTION 5.7. HEDGE OR DERIVATIVE TRANSACTIONS. Directly or indirectly, engage in or benefit from any hedge or derivative transactions relating, directly or indirectly, to the $36,495,000 Water and Wastewater Revenue Bonds (Global Water Resources, LLC Project), Series 2006 (the “Bonds”), of the Industrial Development Authority of the County of Pima, a nonprofit corporation designated a political subdivision of the State of Arizona (the “Issuer’’), dated December 1, 2006, issued by the Issuer pursuant to the Trust Indenture, dated December 1, 2006 (the “Indenture”), between the Issuer and U.S. Bank National Association, a national banking association (the “Trustee”), as amended or supplemented from time to time, and any Additional Bonds (as defined in the Indenture).
          SECTION 5.8. OFF-BALANCE SHEET TRANSACTIONS. Directly or indirectly, engage in or benefit from any off balance sheet transactions, irrespective of the treatment of such transactions under generally accepted accounting principles consistently applied.
          SECTION 5.9. DEFEASANCE OF BONDS. Terminate the Bonds under the Indenture with a direct assignment or application of the Palo Verde Receipts and the Santa Cruz Receipts without reasonable prior notice to and consultation with Bank.
          SECTION 5.10. OPTIONAL REDEMPTION OF BONDS. Optionally redeem the Bonds under the Indenture with a direct assignment or application of the Shared Collateral (as defined in the Intercreditor Agreement, dated December 1, 2006 (the “Intercreditor Agreement”), between Bank, Trustee and Borrower) without reasonable prior notice to and consultation with Bank.
          SECTION 5.11. PURCHASE OF BONDS. Purchase Bonds in lieu of redemption under the Indenture or in the open markets with a direct assignment or application of the Shared Collateral without reasonable prior notice to and consultation with Bank.
          SECTION 5.12. AMENDMENT TO BONDS. Amend, restate, supplement or otherwise modify (i) the Bonds (whether or not resulting in a reissuance for federal income tax purposes), (ii) any credit enhancement or liquidity support for the Bonds, or (iii) (a) the Indenture, (b) the Intercreditor Agreement, (c) the Bond Loan Agreement, dated as of December 1, 2006, between Issuer, Trustee and Borrower, (d) the Security Agreement, dated as of December 1, 2006, by Borrower in favor of Trustee, and (e) the other documents relating from time to time to the Bonds as the same may be amended from time to time (the “Bond Documents”), UNLESS such amendment, restatement, supplement or modification does not materially increase the Borrower’s obligations under the Bonds or the Bond Documents.
          SECTION 5.13. ADDITIONAL DEPOSIT ACCOUNTS. Create, open, or deposit any funds into a Deposit Account (as such term is defined in Arizona Revised Statutes Section 47-9102) other than a Deposit Account maintained by Bank unless (i) Bank shall have consented in writing in advance to the addition of such Deposit Account with the relevant bank, and (ii) prior to the time of the opening of any such Deposit Account. Bank, Borrower and such bank shall have executed and delivered to Bank a deposit account control agreement in form and substance satisfactory to Bank.
               2.1.2 The following paragraph is hereby added to Section 6.1 of the Credit Agreement as follows:
          (j) Any default or event of default under the Bond Documents or any of them.
          2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor(s) is materially incomplete, incorrect, or misleading as of the date hereof.
          2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.
3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL
     The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Line of Credit and the obligations of Borrower in the Loan Documents except as modified by the Intercreditor Agreement.
4. BORROWER REPRESENTATIONS AND WARRANTIES.
     Borrower represents and warrants to Bank:
          4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.
          4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Line of Credit from the most recent financial statement received by Bank.

     4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.
     4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Line of Credit or the Loan Documents as modified herein.
     4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.
     4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower. The certifications, representations and warranties made to Bank in those certain Corporate Resolutions and Limited Liability Certificates of Borrower, dated December 9, 2005 remain true and correct as of the date of this Agreement.
5. BORROWER COVENANTS.
     Borrower covenants with Bank:
          5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.
          5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Line of Credit, the Loan Documents, or the actions or omissions of Bank in respect of the Line of Credit or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.
          5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:
               5.3.1 All the external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, outside attorneys’ fees).
6. EXECUTION AND DELIVERY OF AGREEMENT BY BANK.
     Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, if any, and (iii) each guarantor of the Line of Credit and each pledgor of collateral has executed and delivered to Bank a Consent and Agreement of Guarantor(s) and Pledgor(s).

7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.
     The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Bank in respect of the Line of Credit and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.
8. BINDING EFFECT.
     The Loan Documents, as modified herein, shall be binding upon and shall inure to the benefit of Borrower and Bank and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower; provided, however, Borrower may not assign any of its rights or delegate any of its obligations under the Loan Documents and any purported assignment or delegation shall be void.
9. CHOICE OF LAW.
     This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.
10. COUNTERPART EXECUTION.
     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.

GLOBAL WATER RESOURCES, L.L.C. a Delaware limited liability company		WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ William S. Levine	By:	/s/ Keri Tignini

	William S. Levine, Manager		Keri Tignini, Vice President

GLOBAL WATER MANAGEMENT, LLC, a Delaware limited liability company

By:	/s/ William S. Levine

William S. Levine, Manager

GLOBAL WATER, INC., a Delaware corporation

By:	/s/ Trevor Hill

Trevor Hill, President

SECOND MODIFICATION AGREEMENT

DATE:		December 1,2006

PARTIES:

	Borrower:	GLOBAL WATER RESOURCES, LLC, a Delaware limited liability company, GLOBAL WATER MANAGEMENT, LLC, a Delaware limited liability company, and GLOBAL WATER, INC. (f/k/a GLOBAL WATER RESOURCES, INC.), a Delaware corporation

	Borrower	21410 N. 19th Avenue, Suite 201
	Address:	Phoenix, AZ 85027 Attn: Trevor Hill

	Bank:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

	Bank	100 W. Washington Street
	Address:	MAC S4101-251
Phoenix, AZ 85003
Attn: Keri Tignini, Vice President
RECITALS:
          A. Bank has extended to Borrower a revolving line of credit (the “Line of Credit”) in the maximum principal amount of Fifty-Six Million and No/100 Dollars ($56,000,000.00), pursuant to that certain Amended and Restated Credit Agreement, dated December 9, 2005, as modified by that certain First Modification Agreement, dated July 1, 2006 (collectively, the “Credit Agreement”), and evidenced by that certain Second Amended and Restated Revolving Line of Credit Note in the maximum principal amount of FIFTY-SIX MILLION AND NO/100 Dollars ($56,000,000.00) (the “Note”). Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement.
          B. The Line of Credit is secured by, among other things, the collateral as more particularly referenced in Section 1.3 of the Credit Agreement.
          C. A portion of the collateral and security pledged and assigned to secure the Line of Credit pursuant to the Loan Documents constitutes certain payment rights of Borrower to the net operating revenues of (i) Global Water-Palo Verde Utility Company, an Arizona corporation (expected to be approved by the Arizona Corporation Commission as successor in interest to Palo Verde Utilities Company, LLC, an Arizona limited liability company, with such corporation and such limited liability company referred to herein together as “Palo Verde”) and (ii) Global Water-Santa Cruz Water Company, an Arizona corporation (expected to be approved by the Arizona Corporation Commission as successor in interest to Santa Cruz Water Company, LLC, an Arizona limited liability company, with such corporation and such limited liability company referred to herein together as “Santa Cruz”).
          D. Borrower has requested the assistance of The Industrial Development Authority of the County of Pima (“Issuer”) through the issuance of its Water and Wastewater Revenue Bonds (Global Water Resources, LLC Projects) Series 2006 (“Bonds”) initially in an aggregate principal amount of $36,495,000 pursuant to the terms of a Trust Indenture, dated as of December 1, 2006 (as amended, “Trust Indenture”) between the Issuer and U.S. Bank National Association, a national banking association, as trustee (in a corporate trust capacity, together with its successors, for the benefit of the holders of the Bonds, the “Trustee”) who serves in such capacity for the benefit of the holders from time to time of the Bonds.
          E. Issuer has agreed to loan the proceeds from the sale of the Bonds (“Trust Indenture Loan”) to Borrower for certain prior and anticipated capital expenditures pursuant to the terms of a Loan Agreement, dated as of December 1, 2006 (as amended, “Trust Indenture Loan Agreement”) among the Issuer, the Trustee and the Borrower.
          F. It is proposed that the payment and performance by Borrower of its obligations under the Trust Indenture Loan Agreement will be secured by a pledge of the collateral described in the Security Agreement, dated as of December 1, 2006 (“Bond Security Agreement” which together with the Trust Indenture, the Trust Indenture Loan Agreement and the other documents relating from time to time to the Bonds as the same may be amended from time to time, the “Bond Documents”) between the Borrower and the Trustee consisting of Borrower’s exclusive right to receive the Palo Verde Receipts (as defined in the Trust Indenture Loan Agreement) and the Santa Cruz Receipts (as defined in the Trust Indenture Loan Agreement) which payment rights to such collateral receipts are subject to the Loan Documents.
          G. Borrower has requested Bank’s consent to the pledge of the collateral and security granted in the Bond Security Agreement which comprises a portion of the “trust estate” granted to secure the Bonds pursuant to the Trust Indenture and has further requested that Bank modify the Line of Credit and the Loan Documents as provided herein to, inter alia, add certain additional negative covenants and events of default consistent with the terms of that certain Intercreditor Agreement, dated December 1, 2006 (the “Intercreditor Agreement”), between Bank, Trustee and Borrower.
          H. Bank has agreed to consent to such pledge of Borrower’s exclusive right to receive the Palo Verde Receipts and the Santa Cruz Receipts subject to the execution and delivery and continuing effectiveness of the Intercreditor Agreement and this Agreement.
AGREEMENT:
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.	ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

2.	MODIFICATION OF LOAN DOCUMENTS.
     2.1 The Loan Documents are modified as follows:
          2.1.1 The following Sections are hereby added to Article V of the Credit Agreement as follows:
     SECTION 5.7. HEDGE OR DERIVATIVE TRANSACTIONS. Directly or indirectly, engage in or benefit from any hedge or derivative transactions relating, directly or indirectly, to the $36,495,000 Water and Wastewater Revenue Bonds (Global Water Resources, LLC Project), Series 2006 (the “Bonds”), of the Industrial Development Authority of the County of Pima, a nonprofit corporation designated a political subdivision of the State of Arizona (the “Issuer”), dated December 1, 2006, issued by the Issuer pursuant to the Trust Indenture, dated December 1, 2006 (the “Indenture”), between the Issuer and U.S. Bank National Association, a national banking association (the “Trustee”), as amended or supplemented from time to time, and any Additional Bonds (as defined in the Indenture).
     SECTION 5.8. OFF-BALANCE SHEET TRANSACTIONS. Directly or indirectly, engage in or benefit from any off balance sheet transactions, irrespective of the treatment of such transactions under generally accepted accounting principles consistently applied.
     SECTION 5.9. DEFEASANCE OF BONDS. Terminate the Bonds under the Indenture with a direct assignment or application of the Palo Verde Receipts and the Santa Cruz Receipts without reasonable prior notice to and consultation with Bank.
     SECTION 5.10. OPTIONAL REDEMPTION OF BONDS. Optionally redeem the Bonds under the Indenture with a direct assignment or application of the Shared Collateral (as defined in the Intercreditor Agreement, dated December 1, 2006 (the “Intercreditor Agreement”), between Bank, Trustee and Borrower) without reasonable prior notice to and consultation with Bank.
     SECTION 5.11. PURCHASE OF BONDS. Purchase Bonds in lieu of redemption under the Indenture or in the open markets with a direct assignment or application of the Shared Collateral without reasonable prior notice to and consultation with Bank.
     SECTION 5.12. AMENDMENT TO BONDS. Amend, restate, supplement or otherwise modify (i) the Bonds (whether or not resulting in a reissuance for federal income tax purposes), (ii) any credit enhancement or liquidity support for the Bonds, or (iii) (a) the Indenture, (b) the Intercreditor Agreement, (c) the Bond Loan Agreement, dated as of December 1, 2006, between Issuer, Trustee and Borrower, (d) the Security Agreement, dated as of December 1, 2006, by Borrower in favor of Trustee, and (e) the other documents relating from time to time to the Bonds as the same may be amended from time to time (the “Bond Documents”). UNLESS such amendment, restatement, supplement or modification does not materially increase the Borrower’s obligations under the Bonds or the Bond Documents.
     SECTION 5.13. ADDITIONAL DEPOSIT ACCOUNTS. Create, open, or deposit any funds into a Deposit Account (as such term is defined in Arizona Revised Statutes Section 47-9102) other than a Deposit Account maintained by Bank unless (i) Bank shall have consented in writing in advance to the addition of such Deposit Account with the relevant bank, and (ii) prior to the time of the opening of any such Deposit Account, Bank, Borrower and such bank shall have executed and delivered to Bank a deposit account control agreement in form and substance satisfactory to Bank.
          2.1.2 The following paragraph is hereby added to Section 6.1 of the Credit Agreement as follows:
          (j) Any default or event of default under the Bond Documents or any of them.
     2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor(s) is materially incomplete, incorrect, or misleading as of the date hereof.
     2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.
3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL
     The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Line of Credit and the obligations of Borrower in the Loan Documents except as modified by the Intercreditor Agreement.
4. BORROWER REPRESENTATIONS AND WARRANTIES.
     Borrower represents and warrants to Bank:
     4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.
     4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Line of Credit from the most recent financial statement received by Bank.

     4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.
     4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Line of Credit or the Loan Documents as modified herein.
     4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.
     4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower. The certifications, representations and warranties made to Bank in those certain Corporate Resolutions and Limited Liability Certificates of Borrower, dated December 9, 2005 remain true and correct as of the date of this Agreement.
5. BORROWER COVENANTS.
     Borrower covenants with Bank:
     5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.
     5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Line of Credit, the Loan Documents, or the actions or omissions of Bank in respect of the Line of Credit or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.
     5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:
          5.3.1 All the external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, outside attorneys’ fees).
6. EXECUTION AND DELIVERY OF AGREEMENT BY BANK.
     Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, if any, and (iii) each guarantor of the Line of Credit and each pledgor of collateral has executed and delivered to Bank a Consent and Agreement of Guarantor(s) and Pledgor(s).

7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.
     The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Bank in respect of the Line of Credit and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.
8. BINDING EFFECT.
     The Loan Documents, as modified herein, shall be binding upon and shall inure to the benefit of Borrower and Bank and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower; provided, however, Borrower may not assign any of its rights or delegate any of its obligations under the Loan Documents and any purported assignment or delegation shall be void.
9. CHOICE OF LAW.
     This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.
10. COUNTERPART EXECUTION.
     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.

GLOBAL WATER RESOURCES, L.L.C. a Delaware limited liability company		WELLS FARGO BANK, NATIONAL ASSOCIATION

By:		By:

	William S. Levine, Manager		Keri Tignini, Vice President

GLOBAL WATER MANAGEMENT, LLC, a Delaware limited liability company

By:

William S. Levine, Manager

GLOBAL WATER, INC., a Delaware corporation

By:	/s/ Trevor Hill

Trevor Hill, President

CONSENT AND AGREEMENT OF GUARANTORS AND PLEDGORS
     With respect to the Second Modification Agreement, dated December 1, 2006 (“Agreement”), among GLOBAL WATER RESOURCES, LLC, a Delaware limited liability company, GLOBAL WATER MANAGEMENT, LLC, a Delaware limited liability company, and GLOBAL WATER, INC., (f/k/a GLOBAL WATER RESOURCES, INC.), a Delaware corporation (collectively, “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Bank”), WILLIAM S. LEVINE and LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership (collectively, “Guarantors”) and TREVOR HILL, LEO COMMANDEUR, DANIEL CRACCHIOLO, ANDREW COHN, GRAHAM SYMMONDS and CINDY LILES (collectively, “Pledgors”) agree for the benefit of Bank as follows:
     1. Guarantors acknowledge (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) those certain Continuing Guaranties dated December 9, 2005 (collectively the “Guaranty”), by the undersigned Guarantors for the benefit of Bank, as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guaranty, as modified herein. The Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the “Guarantor Documents”. All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Agreement.
     2. Pledgors acknowledge (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) those certain Collateral Assignments of Member Interest dated December 9, 2005 (collectively the “Assignment”), by the undersigned Pledgors for the benefit of Bank, as modified herein, and (B) any other agreements, documents, or instruments relating to the Assignment, as modified herein. The Assignment and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the “Pledgor Documents”. All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Agreement.
     3. Guarantors and Pledgors consent to the modification of the Loan Documents and all other matters in the Agreement.
     4. Guarantors and Pledgors fully, finally, and forever release and discharge Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Line of Credit, the Loan Documents, the Guarantor Documents, the Pledgor Documents or the actions or omissions of Bank in respect of the Line of Credit, the Loan Documents, the Guarantor Documents or the Pledgor Documents and (ii) arising from events occurring prior to the date hereof.
     5. Guarantors and Pledgors agree that all references, if any, to the Note, the Credit Agreement, and the other Loan Documents in the Guarantor Documents and the Pledgor

Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.
     6. Guarantors reaffirm the Guarantor Documents and agree that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors and Pledgors. Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Line of Credit, the Guaranty and the obligations of Guarantors in the Guaranty.
     7. Pledgors reaffirms the Pledgor Documents and agrees that the Pledgor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors and Pledgors. Any property or rights to or interests in property granted as security in the Pledgor Documents shall remain as security for the Line of Credit.
     8. Guarantors represent and warrant that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantors and Pledgors, are the legal, valid, and binding obligations of Borrower and the Guarantors, respectively, enforceable in accordance with their terms against Borrower and Guarantors, respectively.
     9. Pledgors represent and warrant that the Loan Documents, as modified by the Agreement, and the Pledgor Documents, as modified by this Consent and Agreement of Guarantors and Pledgors, are the legal, valid, and binding obligations of Borrower and the Pledgors, respectively, enforceable in accordance with their terms against Borrower and Pledgors, respectively.
     10. Guarantors represent and warrant that Guarantors have no claims, counterclaims, defenses, or off sets with respect to the enforcement against Guarantors of the Guarantor Documents.
     11. Pledgors represent and warrant that Pledgors have no claims, counterclaims, defenses, or off sets with respect to the enforcement against Pledgors of the Pledgor Documents.
     12. Guarantors and Pledgors represent and warrant that there has been no material adverse change in the financial condition of any Guarantor or Pledgor from the most recent financial statement received by Bank.
     13. Guarantors and Pledgors agree that this Consent and Agreement of Guarantors and Pledgors may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantors and Pledgors to physically form one document.

GUARANTORS:

WILLIAM S. LEVINE
LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership
By:
Name:	William S. Levine
Title:	General Partner

PLEDGORS:
/s/ Trevor Hill
Trevor Hill

/s/ Leo Commandeur
Leo Commandeur

/s/ Daniel Cracchiolo
Daniel Cracchiolo

/s/ Andrew Cohn
Andrew Cohn

/s/ Graham Symmonds
Graham Symmonds

/s/ Cindy Liles
Cindy Liles